Prospectus Supplement

January 24, 2011

Morgan Stanley Institutional Fund Trust

Supplement dated January 24, 2011 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 29, 2010 of:

Mid Cap Growth Portfolio

Effective at the close of business on March 31, 2011, the Morgan Stanley Institutional Fund Trust (the "Trust") will suspend offering shares of the Mid Cap Growth Portfolio (the "Portfolio"), a series of the Trust, to new investors, except as follows. The Trust will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Trust will continue to offer shares of the Portfolio to existing shareholders and, as market conditions permit, may recommence offering shares of the Portfolio to other new investors in the future. Any such offerings of the Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

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